UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K



                     Current Report Pursuant
                    to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



Date of report (Date of earliest event reported): July 6, 1995




                      AMSERV HEALTHCARE INC.
(Exact name of Registrant as Specified in its Charter)

                             Delaware
          (State or other Jurisdiction of Incorporation)

0-08547                  94-1627467
(Commission File Number)   (I.R.S. Employer Identification No.)


    3252 Holiday Court, Suite #204, La Jolla, California 92037
       (Address of Principal Executive Offices) (Zip Code)

                          (619) 597-1000
        Registrant's Telephone Number, Including Area Code

                          Not Applicable
(Former name, former address and former fiscal year, if changed from last report)


Item 5. Other Events.

On July 6, 1995, AMSERV HEALTHCARE INC. (the "Company") entered into an Exchange Agreement with North Central Personnel, Inc. ("NCP") pursuant to which the 341,435 shares of Class A Preferred Stock held by NCP were exchanged for 260,141 shares of Class B Preferred Stock. A copy of the Exchange Agreement and the Certificate of Designation setting forth the designations, preferences and rights of the Class B Preferred Stock are attached hereto as exhibits.

Item 7. Exhibits.

Exhibit 4.1 - Certificate of Designation for Class B Preferred
Stock.

Exhibit 10.1 - Exchange Agreement.

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         AMSERV HEALTHCARE INC.


Dated:  July 7, 1995     By:  /s/ LESLIE HODGE
                              --------------------------
                              Leslie Hodge
                              Corporate Secretary